UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2022
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GoHealth, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39390	85-0563805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 West Huron St.		60654
Chicago,	Illinois
(Address of principal executive offices)		(Zip Code)
(312) 386-8200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GOCO	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 25, 2022 and in accordance with the terms of the GoHealth, Inc. 2020 Incentive Award Plan, the Board of Directors (the “Board”) of GoHealth, Inc. (the “Company”) approved a stock option repricing (the “Repricing”) where the exercise price of each Relevant Option (as defined below) was reduced to $1.05 per share, the average trailing 20 trading day closing price of the Company’s Class A common stock as of market close on the day of Board approval and a premium to the $.77 closing stock price on the date of Board approval. “Relevant Options” are all outstanding stock options as of April 25, 2022 (vested or unvested) to acquire shares of the Company’s Class A common stock that were issued to currently employed employees prior to April 1, 2022 but excluding stock options granted to Clinton Jones (Chief Executive Officer and Co-Chairman), Brandon Cruz (Chief Strategy Officer and Co-Chairman), James Sharman (President) and Travis Matthiesen (Interim Chief Financial Officer). The Board believes that the Repricing is in the best interests of the Company, as the amended stock options will provide added incentives to retain and motivate key contributors of the Company without incurring the stock dilution resulting from significant additional equity grants or significant additional cash expenditures with additional cash compensation. The Board also believes that the repricing better aligns the interests of the key contributors with the goals of the Company.

As a result of the Repricing, the exercise prices for Relevant Options held by Brian Farley, Chief Legal Officer, (the only named executive officer participating in the Repricing) with respect to 272,109 shares at an exercise price of $21.00 per share and 70,547 shares at an exercise price of $14.81 per share were reduced to $1.05 per share.

Except for the reduction in the exercise price of the Relevant Options, all outstanding stock options will continue to remain outstanding in accordance with their current terms and conditions as set forth in the Company’s 2020 Incentive Award Plan and the applicable award agreements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOHEALTH, INC.

Date:	April 29, 2022	By:	/s/ Travis Matthiesen
Travis Matthiesen Interim Chief Financial Officer